DRAFT                      EXHIBIT 10.33
                                  April 4, 1996


Magna-Lab Inc
250 Executive Drive, Unit Z
Edgewood.  New York  11717


                    Re: Lease, dated April 4, 1996 by and between Magna-Lab Inc. ("Tenant") and Heartland Rental Properties Partnership ("Landlord"), for premises in the building known as 250 Executive Drive, Edgewood. New York ( the "Lease" ).

Gentlemen:

     This Letter will confirm our supplemental agreement with regard to the lease:

          1. Notwithstanding the commencement date of April 1, 1996 as set forth in the lease, for any period of occupancy prior to April 15, 1996, no base rent shall be due.

          2. The term of the lease shall end on April 14, 2003, instead of March 31, 2003, (unless such term shall sooner cease and expire)

          3. Paragraph 41 (A) of the lease is amended by adding subparagraph
     (viii) thereto as follows:

               "For the period April 1, 2003 through April 14, 2003 Base Rent shall be thirteen thousand nine hundred sixty one and 42/100 ($13,961.42) dollars monthly."

          4. At Tenant's sole cost and expense, Tenant may make the additions, improvements and changes to the premises as set forth on Exhibit "A" attached hereto, subject to compliance by Tenant with the terms and conditions of the lease, except that Landlord's consent shall not otherwise be required.

          5. The lease, as modified by hereby, contains the entire understanding and agreement between Landlord and Tenant; all prior agreements, both oral and written, are merged herein and therein and are superseded hereby and thereby.

          6. The Lease, as amended herein, may only be modified by a writing executed by the parties hereto.

          7. The covenants, conditions and agreements of the Lease, as amended herein, shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and


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     except as otherwise provided in the Lease, their assigns.

          8. Except as amended, charged or modified hereby, the Lease is, and shall remain, in full force and effect in accordance with its terms, and each every agreement, term, covenant, and condition thereof is hereby ratified, confirmed and continued.

Sincerely,

HEARTLAND RENTAL PROPERTIES PARTNERSHIP

By: Heartland Rental Properties, Inc


    By: /s/ Adam Wolkoff
        ----------------------------
        Adam Wolkoff, Vice President

ABOVE AGREED AND CONSENTED TO:

MAGNA-LAB INC

By: /s/ Lawrence Minkoff
    --------------------------------
    Lawrence Minkoff President


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                                    EXHIBIT A


Pre-Approved Tenants Work

1. Additional Bathroom in Warehouse

2. Move Wall in Presidents Office

3. Add Wall Separating Old Computer Room

4. Overhead Door Between R&D And Warehouse

5. Add 30X60 Window in Lobby to Brighten Hall.